Exhibit 99.1

COMPUCREDIT REPORTS THIRD QUARTER EARNINGS

ATLANTA, GA, November 6, 2006 – CompuCredit (NASDAQ: CCRT) reported third quarter 2006 managed earnings of $53.4 million, or $1.07 of managed earnings per fully diluted share, as compared to managed earnings of $43.5 million, or $0.87 of managed earnings per fully diluted share for the third quarter of 2005.

Under GAAP, or generally accepted accounting principles, third quarter 2006 net income was $38.8 million, or $0.78 net income per common share on a fully diluted basis, as compared to third quarter 2005 net income of $52.7 million, or $1.05 net income per common share on a fully diluted basis.

“We are pleased with the results from all of our business segments in this year’s third quarter,” said David G. Hanna, CompuCredit’s Chairman and Chief Executive Officer. “Our credit card segment continues to perform very well and we saw good execution and contribution from our other segments. We continue to make substantial investments across our company to fuel growth and create value for our customers and shareholders.”

CompuCredit’s net interest margin was a record 26.0 percent in the third quarter of 2006, as compared to 23.2 percent for the third quarter of 2005 and 23.7 percent in the previous quarter. The adjusted charge-off rate was 9.4 percent in the third quarter of 2006, as compared to 7.8 percent for the third quarter of 2005 and 8.3 percent in the previous quarter. As of September 30, 2006, the 60-plus day delinquency rate was 14.0 percent, as compared to 9.6 percent as of September 30, 2005 and 11.5 percent as of June 30, 2006.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating, and statistical data prepared on a so-called “managed basis.” It is also important to analysts, investors and others that CompuCredit provides selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities were ever transferred to securitization facilities and present the net credit losses and delinquent balances on the receivables as if CompuCredit still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that a significant majority of CompuCredit’s loans and fees receivable had been sold in securitization transactions as of September 30, 2006; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge-offs as reported to us through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that CompuCredit manages for its equity-method investees; (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results; and (5) recognition that, prior to their re-securitization in September 2005, CompuCredit’s Fingerhut managed receivables were recorded at a $0.0 basis in CompuCredit’s GAAP financial statements.

* * * * *

Further details regarding CompuCredit’s third quarter 2006 financial performance will be discussed during management’s conference call on Monday, November 6, 2006 at 5:00 p.m., Eastern Time. The media and public are invited to listen to the live webcast of the call, accessible on the Internet at www.compucredit.com. A replay of the conference call also will be available on the web site.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contact:	Jay Putnam Investor Relations +1-770-206-6200 Jay.Putnam@CompuCredit.com

CompuCredit Corporation and Subsidiaries

Financial, Operating and and Statistical Measures

(Unaudited)

(In thousands, except for per share data and percentages)

	September 30, 2006	June 30, 2006	September 30, 2005
Common Share Statistics
Net Income Per Common Share—Basic	$0.80	$0.58	$1.09
Net Income Per Common Share—Diluted	$0.78	$0.56	$1.05
Book Value Per Common Share Outstanding (Period End)	$17.65	$16.82	$15.58
Stock Price Per Share (Period End)	$30.21	$38.44	$44.42
Total Market Capitalization (Period End)	$1,491,052	$1,896,993	$2,170,249
Shares Outstanding (Period End)(1)	49,356	49,349	48,857
Weighted Average Shares Outstanding—Basic	48,742	48,651	48,524
Weighted Average Shares Outstanding—Diluted	50,022	50,311	50,278

Average Managed Receivables Statistics (2)
Average Managed Receivables	$2,719,653	$2,603,301	$2,383,398
Average Shareholders’ Equity	$850,179	$812,972	$725,192
GAAP Return on Average Managed Receivables	5.7%	4.3%	8.8%
GAAP Return on Average Equity (ROE)	18.3%	13.9%	29.0%
Net Interest Margin	26.0%	23.7%	23.2%
Other Income Ratio	15.7%	16.9%	15.8%
Net Charge-Off Rate	10.1%	9.3%	10.4%
Adjusted Charge-Off Rate	9.4%	8.3%	7.8%
Adjusted Charge Offs	$63,596	$54,249	$46,251
Risk Adjusted Margin	32.0%	31.7%	31.3%
Operating Ratio	15.9%	16.1%	14.9%

Period-End Managed Receivables Statistics (2)
Total Managed Receivables	$2,754,125	$2,669,120	$2,402,771
Delinquency Rate (60+ days)	14.0%	11.5%	9.6%
Number of Accounts	3,773	3,659	3,188
Shareholders’ Equity	$871,217	$829,881	$761,398
Equity to Managed Receivables Ratio	31.6%	31.1%	31.7%

(1)	Shares outstanding balances exclude 5,677,950 shares that are outstanding at both September 30, 2006 and June 30, 2006 but that are returnable to CompuCredit under the terms of a share lending arrangement.
(2)	Excludes receivables at or near charge off at the time of purchase.

CompuCredit Corporation and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands)

	September 30, 2006	December 31, 2005
	(Unaudited)
Assets
Cash and cash equivalents (including restricted cash of $16,910 at September 30, 2006 and $12,427 at December 31, 2005)	$116,725	$240,655
Securitized earning assets	862,785	786,983
Non-securitized earning assets, net:
Loans and fees receivable, net (of $110,921 and $100,414 in deferred revenue and $163,647 and $54,240 in allowances for uncollectible loans and fees receivable at September 30, 2006 and December 31, 2005, respectively)	554,621	375,919
Investments in previously charged-off receivables	12,448	16,993
Investments in securities	161,615	75,399
U.S. government securities resale agreements	49,850	—
Deferred costs, net	28,302	31,012
Software, furniture, fixtures and equipment, net	68,076	48,383
Investments in equity-method investees	89,601	69,343
Intangibles, net	13,504	13,749
Goodwill	120,115	130,800
Prepaid expenses and other assets	26,082	31,954

Total assets	$2,103,724	$1,821,190

Liabilities
Accounts payable and accrued expenses	$100,032	$96,483
Notes payable and other borrowings	373,630	165,186
Convertible senior notes	550,000	550,000
Deferred revenue primarily from forward-flow agreement	59,447	67,585
Current and deferred income tax liabilities	107,718	129,283

Total liabilities	1,190,827	1,008,537

Minority interests	41,680	45,442

Shareholders’ equity
Common stock, no par value, 150,000,000 shares authorized: 59,435,911 shares issued and 55,034,179 shares outstanding at September 30, 2006 (including 5,677,950 loaned shares to be returned); and 59,080,610 shares issued and 54,628,020 shares outstanding at December 31, 2005 (including 5,677,950 loaned shares to be returned)	—	—

Additional paid-in capital	318,520	312,752
Treasury stock, at cost, 4,401,732 and 4,452,590 shares at September 30, 2006 and December 31, 2005, respectively	(124,600)	(125,068)
Warrants	25,610	25,610
Retained earnings	651,687	553,917

Total shareholders’ equity	871,217	767,211

Total liabilities and shareholders’ equity	$2,103,724	$1,821,190

CompuCredit Corporation and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share data)

	For Three Months Ended			For Nine Months Ended
	September 30, 2006	June 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Interest income:
Consumer loans, including past due fees	$77,003	$65,804	$32,258	$195,782	$71,569
Other	9,327	4,380	2,468	18,282	8,112

Total interest income	86,330	70,184	34,726	214,064	79,681
Interest expense	(12,573)	(12,921)	(6,345)	(36,944)	(25,140)

Net interest income before fees and other income on non-securitized earning assets and provision for loan losses	73,757	57,263	28,381	177,120	54,541
Fees and other income on non-securitized earning assets	152,188	144,369	107,886	416,327	377,332
Provision for loan losses	(135,040)	(127,933)	(38,330)	(340,802)	(86,848)

Net interest income, fees and related income on non-securitized earning assets	90,905	73,699	97,937	252,645	345,025

Other operating income:
Fees and related income on securitized earning assets	46,034	45,140	56,503	141,643	116,484
Servicing income	19,908	23,571	33,667	71,289	107,819
Ancillary and interchange revenues	9,857	11,044	7,325	29,095	19,327
Equity in income of equity-method investees	42,164	25,882	9,708	93,711	35,889

Total other operating income	117,963	105,637	107,203	335,738	279,519
Other operating expense:
Salaries and benefits	14,523	11,377	9,174	37,545	24,163
Card and loan servicing	65,419	62,794	55,115	191,870	177,623
Marketing and solicitation	24,966	24,647	26,748	75,692	64,954
Depreciation	7,875	7,240	4,846	22,749	13,405
Goodwill impairment	—	—	—	10,546	—
Other	29,082	26,993	23,617	85,386	64,533

Total other operating expense	141,865	133,051	119,500	423,788	344,678

Income before minority interests and income taxes	67,003	46,285	85,640	164,595	279,866
Minority interests	(6,363)	(2,061)	(2,706)	(11,829)	(14,709)

Income before income taxes	60,640	44,224	82,934	152,766	265,157
Income taxes	(21,830)	(15,922)	(30,271)	(54,996)	(96,782)

Net income	$38,810	$28,302	$52,663	$97,770	$168,375

Net income per common share—basic	$0.80	$0.58	$1.09	$2.01	$3.37

Net income per common share—diluted	$0.78	$0.56	$1.05	$1.94	$3.27

CompuCredit Corporation and Subsidiaries

Business Segment Data

(Unaudited)

(In thousands)

Three Months Ended September 30, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$43,464	$12,944	$23,883	$9,259	$1,355	$90,905

Total other operating income	$117,287	$142	$325	$209	$—	$117,963

Income (loss) before income taxes	$52,437	$8,864	$3,279	$2,590	$(6,530)	$60,640

Loans and fees receivable, gross	$586,294	$—	$86,073	$145,718	$11,104	$829,189

Loans and fees receivable, net	$348,685	$—	$76,879	$120,681	$8,376	$554,621

Total assets	$1,656,940	$28,705	$219,619	$164,025	$34,435	$2,103,724

Nine Months Ended September 30, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$136,269	$33,277	$55,840	$27,142	$117	$252,645

Total other operating income	$328,942	$311	$5,840	$620	$25	$335,738

Income (loss) before income taxes	$166,272	$20,705	$(14,485)	$6,624	$(26,350)	$152,766

Loans and fees receivable, gross	$586,294	$—	$86,073	$145,718	$11,104	$829,189

Loans and fees receivable, net	$348,685	$—	$76,879	$120,681	$8,376	$554,621

Total assets	$1,656,940	$28,705	$219,619	$164,025	$34,435	$2,103,724

Three Months Ended September 30, 2005	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$66,266	$6,628	$16,607	$8,675	$(239)	$97,937

Total other operating income	$99,443	$2,279	$5,481	$—	$—	$107,203

Income (loss) before income taxes	$84,303	$5,047	$2,953	$2,006	$(11,375)	$82,934

Loans and fees receivable, gross	$229,802	$—	$49,308	$150,756	$1,314	$431,180

Loans and fees receivable, net	$137,277	$—	$42,941	$122,722	$704	$303,644

Total assets	$1,104,905	$36,347	$187,565	$168,807	$10,064	$1,507,688

Nine Months Ended September 30, 2005	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$169,033	$111,179	$45,619	$18,228	$966	$345,025

Total other operating income	$257,360	$4,315	$17,844	$—	$—	$279,519

Income (loss) before income taxes	$188,596	$89,705	$6,560	$4,979	$(24,683)	$265,157

Loans and fees receivable, gross	$229,802	$—	$49,308	$150,756	$1,314	$431,180

Loans and fees receivable, net	$137,277	$—	$42,941	$122,722	$704	$303,644

Total assets	$1,104,905	$36,347	$187,565	$168,807	$10,064	$1,507,688

CompuCredit Corporation and Subsidiaries

Managed Earnings and Reconciliation of Reported GAAP Net Income to Managed Earnings

(Unaudited)

(In thousands, except per share data)

	For The Three Months Ended			For The Nine Months Ended
	September 30, 2006	June 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
GAAP net income as reported	$38,810	$28,302	$52,663	$97,770	$168,375
Securitization adjustment, net of tax	3,149	3,834	(22,382)	10,698	(34,061)
Provision to charge off adjustment, net of tax	11,415	16,673	13,242	48,532	28,308

Managed net income	$53,374	$48,809	$43,523	$157,000	$162,622

Managed net income per common share	$1.07	$0.97	$0.87	$3.12	$3.16

	For The Three Months Ended September 30, 2006			For The Three Months Ended September 30, 2005
	GAAP	Adjustments	MANAGED	GAAP	Adjustments	MANAGED
Net interest margin on loans receivable	$77,003	$99,482	$176,485	$32,258	$106,140	$138,398
Net interest expense	(3,246)	778	(2,468)	(3,877)	2,254	(1,623)
Provision / charge offs	(135,040)	71,472	(63,568)	(38,330)	(7,921)	(46,251)
Other operating income	270,151	(163,353)	106,798	215,089	(120,891)	94,198
Marketing expense	(24,966)	—	(24,966)	(26,748)	—	(26,748)
Ancillary product expense	(720)	—	(720)	(414)	—	(414)
Operating expenses	(116,179)	8,014	(108,165)	(92,338)	3,318	(89,020)
Minority interests	(6,363)	6,363	—	(2,706)	2,706	—

Pre-tax net income	60,640	22,756	83,396	82,934	(14,394)	68,540
Income taxes	(21,830)	(8,192)	(30,022)	(30,271)	5,254	(25,017)

Net income	$38,810	$14,564	$53,374	$52,663	$(9,140)	$43,523

Weighted average shares outstanding	50,022	50,022	50,022	50,278	50,278	50,278

Net income per common share	$0.78	$0.29	$1.07	$1.05	$(0.18)	$0.87

Gross loans and fees receivable	$829,189	$1,924,936	$2,754,125	$431,180	$1,971,591	$2,402,771

	For The Nine Months Ended September 30, 2006			For The Nine Months Ended September 30, 2005
	GAAP	Adjustments	MANAGED	GAAP	Adjustments	MANAGED
Net interest margin on loans receivable	$195,782	$291,303	$487,085	$71,569	$322,528	$394,097
Net interest expense	(18,662)	9,504	(9,158)	(17,028)	3,989	(13,039)
Provision / charge offs	(340,802)	178,206	(162,596)	(86,848)	(47,307)	(134,155)
Other operating income	752,065	(415,094)	336,971	656,851	(317,895)	338,956
Marketing expense	(75,692)	—	(75,692)	(64,954)	—	(64,954)
Ancillary product expense	(2,456)	—	(2,456)	(1,155)	—	(1,155)
Operating expenses	(345,640)	16,798	(328,842)	(278,569)	14,916	(263,653)
Minority interests	(11,829)	11,829	—	(14,709)	14,709	—

Pre-tax net income	152,766	92,546	245,312	265,157	(9,060)	256,097
Income taxes	(54,996)	(33,316)	(88,312)	(96,782)	3,307	(93,475)

Net income	$97,770	$59,230	$157,000	$168,375	$(5,753)	$162,622

Weighted average shares outstanding	50,307	50,307	50,307	51,450	51,450	51,450

Net income per common share	$1.94	$1.18	$3.12	$3.27	$(0.11)	$3.16

Gross loans and fees receivable	$829,189	$1,924,936	$2,754,125	$431,180	$1,971,591	$2,402,771

	For The Three Months Ended June 30, 2006
	GAAP	Adjustments	MANAGED
Net interest margin on loans receivable	$65,804	$88,437	$154,241
Net interest expense	(8,541)	4,846	(3,695)
Provision / charge offs	(127,933)	73,684	(54,249)
Other operating income	250,006	(140,124)	109,882
Marketing expense	(24,647)	—	(24,647)
Ancillary product expense	(643)	—	(643)
Operating expenses	(107,761)	3,138	(104,623)
Minority interests	(2,061)	2,061	—

Pre-tax net income	44,224	32,042	76,266
Income taxes	(15,922)	(11,535)	(27,457)

Net income	$28,302	$20,507	$48,809

Weighted average shares outstanding	50,311	50,311	50,311

Net income per common share	$0.56	$0.41	$0.97

Gross loans and fees receivable	$758,952	$1,910,168	$2,669,120